   This application is to:  John Hancock Life Insurance Company or                                           [LOGO]
                                                                                                       Financial Services
                            P.O. Box 111, Boston, Massachusetts 02117

                            which will sometimes hereinafter be referred to as "the Company" and "John Hancock".


              If applicable, this application is part of the case applied for in Master Application Number ______________

                                                                                            Part A Statements to the Company's Agent

------------------------------------------------------------------------------------------------------------------------------------
  A. PROPOSED INSURED

  1. Name of Proposed Insured (please print):                        10. Address  ______________________________________________
                                                                                  STREET ADDRESS

     First________________________________________  MI __________        _______________________________________________________
                                                                                  CITY                        STATE    ZIP

     Last _______________________________________________________    11. Home Phone   (______)______-_______

  2. Sex          [_] Male        [_] Female
                                                                     12. Work Phone   (______)______-_______
  3. Date of Birth ____ / ____ / ____
                                                                         Fax Number(______)______-_______

  4. Place of Birth _____________________________________________    13. Best time and place for Underwriting to call (in Proposed
                          STATE        COUNTRY, IF NOT U.S.A.            Insured's local time zone) ____________________________

  5. Soc. Sec. Number ______-___-______
                                                                     14 . Has the Proposed Insured smoked cigarettes or used any
  6. Height    _______ ft.  _____ in.    7. Weight _________ lbs.         other tobacco product, i.e., cigars, pipes, snuff, chewing tobacco, etc., in the past 12 months.
  8. Occupation _________________________________________________
                                                                                   [_] Yes                    [_] No
  9. Drivers License No. ____________________ State: ____________
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
B. BENEFICIARY

Please indicate full name and relationship to the Proposed Insured. (please print)




                         The right to change the beneficiary as to any proceeds is reserved to the owner.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 C. POLICY OWNER (IF OWNER IS NOT THE PROPOSED INSURED)
                                                                      3 . Address  _____________________________________________
 1. Name of Owner*/Trust or Corporation                                            STREET ADDRESS
    _____________________________________________________________
                                                                          ______________________________________________________
    _____________________________________________________________                  STREET ADDRESS

                                                                          ______________________________________________________
                                                                                   CITY                       STATE    ZIP

 2. Soc. Sec. Number______-___-______  or
                                                                      4. Relationship to Insured _______________________________
    Tax ID Number___-______________
                                                                      5. Date of Birth _________________________________________

 *If Owner is a Trust, please complete Verification of Trust page
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 D. CORRESPONDENCE INFORMATION

   Name/Address/Phone for mailing of policy statements and             Name/Address/Phone for mailing of Premium Notices: (If
   correspondence other than premium notices:                          same as address to left, state "same")

   ______________________________________________________________      _________________________________________________________
   NAME                                                                NAME

   ______________________________________________________________      _________________________________________________________
   STREET ADDRESS                                                      STREET ADDRESS

   ______________________________________________________________      _________________________________________________________
   CITY                            STATE            ZIP                CITY                            STATE            ZIP

   ______________________________________________________________      _________________________________________________________
   PHONE                           FAX                                 PHONE                           FAX

------------------------------------------------------------------------------------------------------------------------------------

 [LOGO]                                Part A Statements to the Company's Agent

--------------------------------------------------------------------- -------------------------------------------------------------
 E. BENEFITS                                                           F. PAYMENT DETAILS
                                                                       1. Premium billing interval
 1.  Basic Sum Insured (BSI) $ _________________                          [_]  Annual         [_]   Semiannual
                                                                          [_]  Quarterly      [_]   Monthly-(automatic deduction)
 2.  Death Benefit Option (choose one)                                    [_]  Monthly - EC Case# ___________________________
     [_]  Option A - Sum Insured only
     [_]  Option B - Insured plus Account Value                        2. Planned Premium (Check a or b, or Target Premium will be billed)
 3.  Life Insurance Definition
     [_]  Cash Value Accumulation Test (must select Option A)             a. [_] $ ______________annually for _____________ year(s).
     [_]  Guideline Premium Test                                                 Optional: Annual Increase of ___% OR

 4.  Additional benefits                                                  Additional first year Planned Premium $ _________________
     [_]  Additional Sum Insured (check no more than one, if desired)
          [_]  Level Sum Insured of $_______________ for life             b. [_] Customized Schedule (list by policy year or years)
          [_]  Initial Sum Insured of $ ____________ increasing                  Policy Year(s)    Planned Premium Amount
                by [_] ___% or [_] $ ________________                            --------------    ----------------------
                per year for life of policy                                      _____-_____       $_____________        (1)
          [_]  Customized Level or Increasing Schedule                           _____-_____       $_____________        (2)
          (list by policy year or years, ASI amount may not decrease             _____-_____       $_____________        (3)
          Policy Year(s)           ASI Amount                                    _____-_____       $_____________        (4)
          --------------           ----------                                    _____-_____       $_____________        (5)
          ______-_______       $________________   (1)                           _____-_____       $_____________        (6)
          ______-_______       $________________   (2)                           _____-_____       $_____________        (7)
          ______-_______       $________________   (3)                           _____-_____       $_____________        (8)
          ______-_______       $________________   (4)                           _____-_____       $_____________        (9)
          ______-_______       $________________   (5)                    ----------------------------------------------------------
          ______-_______       $________________   (6)
          ______-_______       $________________   (7)                    ----------------------------------------------------------
          ______-_______       $________________   (8)                    G. RIDERS
          ______-_______       $________________   (9)
          ______-_______       $________________   (10)                   [_]  Living Care Benefit
                                                                          [_]  Enhanced Cash Value Rider
     [_]  Premium Cost Recovery for life of policy                        [_]  Other(s)
          [_]  Optional Recovery Increase Percentage ____%                     ___________________________________________________
          [_]  Optional Recovery Increase years__________                      ___________________________________________________
                                                                               ___________________________________________________
                                                                               ___________________________________________________
--------------------------------------------------------------------- --------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 H. TELEPHONE LOAN OPTION

   I direct the Company to act upon telephone instructions from the owner (a trustee, if the owner is a trust, or an authorized business official, if the Owner is a business entity) to process policy loans, subject to the provisions of the policy, and any
   other requirements.                              [_] Yes           [_] No
------------------------------------------------------------------------------------------------------------------------------------

            Page 3 (Variable Investment Options) Must Be Completed

John Hancock.

--------------------------------------------------------------------------------
             THIS PAGE MUST BE COMPLETED FOR ALL VARIABLE PRODUCTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 I. PLAN
--------------------------------------------------------------------------------
 Choose One:
      [_] MEVL 3            [_] Other (if applicable): ______________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 J. VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
                   Percentages must be Whole and Total 100%

     Equities (Mid Cap)                          International/Global Equities               Bonds
     ___% Mid Cap Value                          ___% Global Equity                          ___% Short-Term Bond
     ___% Mid Cap Growth                         ___% International Balanced                 ___% Bond Index
     ___% Real Estate Equity                     ___% International Equity Index             ___% Global Bond
     ___% Small/Mid Cap CORE                     ___% International Opportunities            ___% Sovereign Bond
     ___% Small/Mid Cap Growth                   ___% Emerging Markets Equity                ___% High Yield Bond
     Equities (Large Cap)                        ___% International Equity Index             Cash Equivalents/Fixed Account
     ___% Managed                                Equities (Small Cap)                        ___% Money Market
     ___% Growth & Income                        ___% Small Cap Value                        ___% Fixed Account*
     ___% Equity Index                           ___% Small Cap Growth
     ___% Large Cap Value                        Other(s) if available
     ___% Large Cap Growth                       ___% ________________                       ___% ______________

                                                 ___% ________________                       ___% ______________

     *Liquidity restrictions apply when allocating funds to the Fixed Account


  _____

  1 . Have you received a prospectus for
      the policy applied for? (If YES, Prospectus Date: ________________ )                        [_] Yes      [_] No

  2.  Is the policy and allocation of subaccounts in accord
      with your insurance objectives and your
      anticipated financial needs?                                                                [_] Yes      [_] No

  3.  Have you received an illustration of benefits
      based on your Planned Premium?                                                              [_] Yes      [_] No




--------------------------------------------------------------------------------

                    Page 3 (Variable Investment Options) NY

[LOGO]                                  Part A Statements to the Company's Agent


 L. UNDERWRITING INFORMATION


 1. Has the Proposed Insured done in the past seven years, or intend to do any:
      a. flying except as a passenger on regularly scheduled airlines?                               [_]  Yes          [_]    No
         (If yes, please complete aviation questionnaire.)

      b. skin/scuba diving, parachuting, motorized racing, or other hazardous sports?                [_]  Yes          [_]    No
         (If yes, please complete avocation questionnaire.)

 2. In the past 10 years has the Proposed Insured been convicted of two or more motor                [_]  Yes          [_]    No
    vehicle moving violations or had a driving license suspended or revoked?

 3. In the past 10 years has the Proposed Insured been convicted of or incarcerated for the          [_]  Yes          [_]    No
    violation of any criminal law (unless later acquited), are any criminal charges now pending against any person, or is any person currently on probation?

 4. Does the Proposed Insured intend to reside or travel outside the U.S. or Canada?                 [_]  Yes          [_]    No

 If any of questions 2 - 4 are answered "yes", please explain:__________________________________________________________________

 _______________________________________________________________________________
 _______________________________________________________________________________

--------------------------------------------------------------------------------


 M. OTHER INSURANCE/REPLACEMENT INFORMATION

 1. Give information indicated as to all insurance in force on the Proposed Insured, including term riders.
    ----------------------------------------------------------------------------------------------------------------------------
     Company                        Issue Year    Plan                 Amount           ADB Amount        Business Insurance?
    ----------------------------------------------------------------------------------------------------------------------------
                                                                                                            [_]  Yes   [_]  No
    ----------------------------------------------------------------------------------------------------------------------------
                                                                                                            [_]  Yes   [_]  No
    ----------------------------------------------------------------------------------------------------------------------------
                                                                                                            [_]  Yes   [_]  No
    ----------------------------------------------------------------------------------------------------------------------------
                                                                                                            [_]  Yes   [_]  No
    ----------------------------------------------------------------------------------------------------------------------------
                                                                                                            [_]  Yes   [_]  No
    ----------------------------------------------------------------------------------------------------------------------------
 2. Is any other insurance application now pending or contemplated on the life of                      [_] Yes         [_]  No
    the Proposed Insured?
    If yes, what company(ies)/amounts?__________________________________________________________________________________________

 3. Is the insurance applied for intended to replace or change any life insurance or annuity           [_] Yes         [_]  No
    now in force on the Proposed Insured? (If yes, give writing company of insurance being replaced, policy number, and insurance amount.)

    ----------------------------------------------------------------------------------------------------------------------------
     Company                     Policy #           Amount          Company                   Policy #             Amount
    ----------------------------------------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------------------------------------

 3b. Check this box if this case is a 1035 exchange.   [_]

 4.  Has any application for life, disability, or health insurance on the Proposed Insured              [_] Yes         [_]  No
     ever been declined, postponed, or modified? (If "Yes," give most recent company, including John Hancock.)____________________________________________________________________________________________________
                                            COMPANY                                                       APPROXIMATE DATE

--------------------------------------------------------------------------------


 N. SPECIAL REQUESTS




--------------------------------------------------------------------------------
                                   Page 4 NY

[LOGO]

                                        Part B Statements to the Company's Agent


  COMPLETE FOR NON-MEDICAL APPLICATIONS ONLY

      Please give full details below for every "Yes" answer to Questions 1 - 4.

  1.  Has the Proposed Insured ever been treated for or had any known indication                         [_] Yes         [_] No
      of disease of the heart or blood vessels, chest pain or high blood pressure, stroke or paralysis, diabetes, tumor or cancer, convulsions, kidney disease, gastro-intestinal disease, mental or psychiatric disorder, lung or respiratory disease, or blood disorder?

  2.  Has the Proposed Insured had or ever been diagnosed or treated by a                                [_] Yes         [_] No
      physician or other medical practitioner for ARC and/or Acquired Immune
      Deficiency Syndrome (AIDS)?


  3.  Within the past 5 years has the Proposed Insured received counseling or treatment regarding        [_] Yes         [_] No
      the use of alcohol, drugs, illegal drugs, or used any illegal drug or controlled substance?

  4.  Other than the above, within the past 5 years has the Proposed Insured
        a) been admitted to a hospital or other medical or  rehabilitation facility?                     [_] Yes         [_] No
        b) consulted or been treated by a physician, or had a physical exam or checkup?                  [_] Yes         [_] No

  5.  Is the Proposed Insured currently taking any prescription drug?                                    [_] Yes         [_] No

      If yes, what drugs? How frequently? __________________________________________________________________________________________
      ______________________________________________________________________________________________________________________________

  6a. If the Proposed Insured has a personal physician, please enter name, address, and details below. Otherwise leave blank.
      ______________________________________________________________________________________________________________________________
      FIRST NAME                            MI                 LAST NAME
      ______________________________________________________________________________________________________________________________
      STREET ADDRESS                                      CITY                           STATE                      ZIP

  6b. Date last seen                                           Reason(s) last seen
------------------------------------------------------------------------------------------------------------------------------------
 Details to "yes" answers.
 Question No. ______________________________________________          Question No. ______________________________________________
 Condition _________________________________________________          Condition _________________________________________________
 ___________________________________________________________          ___________________________________________________________
 Date of onset ______________   Last occurrence ____________          Date of onset ______________   Last occurrence ____________
 Treatment/medication, if any ______________________________          Treatment/medication, if any ______________________________
 Names/addresses of physicians/hospitals providing treatment          Names/addresses of physicians/hospitals providing treatment
 ___________________________________________________________          ___________________________________________________________
 ___________________________________________________________          ___________________________________________________________
 ___________________________________________________________          ___________________________________________________________
 ___________________________________________________________          ___________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
 Question No. ______________________________________________          Question No. ______________________________________________
 Condition _________________________________________________          Condition _________________________________________________
 ___________________________________________________________          ___________________________________________________________
 Date of onset ______________   Last occurrence ____________          Date of onset ______________   Last occurrence ____________
 Treatment/medication, if any ______________________________          Treatment/medication, if any ______________________________
 Names/addresses of physicians/hospitals providing treatment          Names/addresses of physicians/hospitals providing treatment
 ___________________________________________________________          ___________________________________________________________
 ___________________________________________________________          ___________________________________________________________
 ___________________________________________________________          ___________________________________________________________
 ___________________________________________________________          ___________________________________________________________

                                Please record any additional details on a separate piece of paper.
------------------------------------------------------------------------------------------------------------------------------------

                                   Page 5 NY

[Logo]

                       AUTHORIZATION AND ACKNOWLEDGEMENT

     I hereby authorize any licensed physician, medical practitioner, hospital, clinic, or other medical or medically related facility, insurance company, the Medical Information Bureau or other organization, institution, or person that has any records or knowledge regarding the undersigned to give to the Company or its reinsurer(s) any such information, including information concerning every condition for which each has been under observation or treatment, including if the information specified contains information related to treatment for drug and/or alcohol abuse or for psychiatric and/or mental conditions, the history obtained, physical and laboratory findings, diagnosis and treatment. I hereby authorize the Company to release any records or other information in its possession regarding the undersigned to the JH Networking Insurance Agency, Inc. which may use this information in its efforts to secure insurance coverage for substandard risks with other insurance companies, a list of which is available upon request.

     I acknowledge receipt of the Federal Fair Credit Reporting Act and the New York Fair Credit Reporting Act notice which contains a notice concerning the Medical Information Bureau.

     A copy of this authorization is as valid as the original. This authorization is valid for 24 months from the date below.

__________________________________   _______________________ 20_________________
Signature of Proposed Insured           Date
________________________________________________________________________________


                                  AGREEMENTS

All statements in this application are, to the best of my knowledge and belief, true, complete, and correctly recorded. I assent to this application and also agree that:

 1. The statements and answers in this application are representations and not warranties and attachments hereto will be relied upon and form the basis of any insurance.

 2. No information will be considered as having been given to John Hancock unless it is written in this application.

 3. No agent, producer, or medical examiner or any other person, except an officer of John Hancock, is authorized to make or discharge contracts or waive or change any of the conditions or provisions of any application or policy, or to accept risks or pass on insurability. Any such unauthorized action is not notice to or knowledge of the company. A medical examiner is not an agent of the Company. In order for any of the above events to take effect they must be provided for in writing signed by an officer of the Company.

 4. Coverage will take effect as provided in and subject to the terms and conditions of Conditional Temporary Insurance Agreement on pages 11 & 12 bearing the same date and number of this Part A if: (1) an advance payment of at least the Minimum Temporary Insurance Premium is made with this Part A which satisfies the requirements of such Conditional Temporary Insurance Agreement; and (2) the amount applied for in this and all other applications now pending with John Hancock Life Insurance Company does not exceed $1,000,000 life insurance.

 5. In cases other than those described in "4." above, any policy issued on the basis of this application will take effect as of the Date of Issue, but (i) only upon approval of the application by John Hancock and delivery to and acceptance by the Applicant of the policy and payment of the minimum initial premium (in accordance with the billing frequency chosen) and (ii) only if, at the time of such delivery and payment, the person proposed for insurance in Parts A and B of this application is living and has not consulted or been examined or treated by a physician or practitioner since the latest Part B was completed.

 6. All benefits, payments, and values, including the Death Benefit and Account or Cash Value, under any policy issued which is based upon the investment experience of a separate investment account may increase or decrease in accordance with the investment experience of the separate investment account and are not guaranteed as to fixed dollar amount. The Account Value or Cash Value may even decrease to zero.

 7. The registered representative's signature below certifies that a prospectus for the policy applied for has been given to the Proposed Insured and/or to the Applicant and that no written sales materials other than those approved by John Hancock Life Insurance Company have been used.


_______________________________________________________ Dated At____________________________________ on _____________ ,_____________
Applicant's Signature                                              City or Town              State          Date


_______________________________________________________ Dated At ___________________________________ on ______________ , ___________
Signature of Proposed Insured, if other than Applicant             City or Town              State          Date


_______________________________________________________ Dated At ___________________________________ on ______________ , ___________
Witness(Agent must witness where required by law)                  City or Town              State          Date

________________________________________________________________________________

                                   Page 6 NY

[LOGO]

                     VERIFICATION OF TRUST (IF APPLICABLE)
 1. Names of Proposed Insured (please print):                        5. Names of Additional Trustees:

    _____________________________________________________               ______________________________________________
         FIRST NAME MIDDLE INITIAL     LAST NAME                           FIRST NAME MIDDLE INITIAL      LAST NAME
                                                                        ______________________________________________
                                                                           FIRST NAME MIDDLE INITIAL      LAST NAME
 2. Name of Trust:
     _____________________________________________________              ______________________________________________
                                                                           FIRST NAME MIDDLE INITIAL      LAST NAME
     _____________________________________________________              ______________________________________________
                                                                           FIRST NAME MIDDLE INITIAL      LAST NAME
     _____________________________________________________

 3. Name of Trustee:                                                 6. Date of Trust _____/_____/_____

     _____________________________________________________           7. Trust established in state of ________________________
         FIRST NAME MIDDLE INITIAL     LAST NAME

 4. Address of Trustee:                                              8. Taxpayer ID # (when available) ________________________

     _____________________________________________________
         STREET ADDRESS                                              9. Application Date   _____/_____/_____
     _____________________________________________________
         CITY                          STATE          ZIP

--------------------------------------------------------------------------------

 The undersigned Trustee(s) certify that the following statements are true:

 The Trustee(s) has the authority, either by the terms of the trust or applicable state law, to own and purchase life insurance on the life of the Insureds. The Trustee(s) signing this document and the application are sufficient in number to act on behalf of the trust.

 The trust document containing the names of the Trustee(s) and the date of the trust is in full force and effect and existed prior to the date of the application for life insurance.

 The trust empowers the Trustee(s) to exercise any and all rights associated with owning life insurance policies and the Trustee(s) can exercise these rights without the consent of the Insured. These rights include but are not limited to: surrendering the policy, withdrawing policy values, borrowing against the policy values, assigning the policy, transferring ownership, and changing the beneficiary.

 The undersigned Trustee(s) agrees that John Hancock Life Insurance shall not be responsible for the application or disposition of the proceeds of the said policy purchased by the Trustee(s), and the payment to the Trustee(s) of the proceeds of the policy shall fully discharge John Hancock Life Insurance from all liability under the said policy to the extent of such payment. By signing this verification form, the Trustee(s) verify that all information contained herein is true and complete. We agree jointly and severally to indemnify the insurer and its agents, and hold them harmless from and against all liability as a result of claims, demands, or judgments against them arising from effecting any insurance transactions in reliance on this certification.


       Dated At ______________________________________________ on _________________________, 20__________
                           CITY OR TOWN               STATE            DATE



       _________________________________________________                    _____________________________________
       SIGNATURE OF WITNESS                                                 SIGNATURE OF TRUSTEE

                                                                            _____________________________________
                                                                            SIGNATURE OF TRUSTEE

                                                                            _____________________________________
                                                                            SIGNATURE OF TRUSTEE

--------------------------------------------------------------------------------
                                   Page 7 NY

[LOGO]

------------------------------------------------------------------------------------------------------------------------------------
                                   PLEASE COMPLETE ANY SECTION BELOW THAT PERTAINS TO THIS CASE

  I.   COMPLETE FOR MODIFIED ENDOWMENTS

  1.   Does the sales illustration show that the policy applied for is a Modified Endowment Contract (MEC)?  [_] Yes [_] No
  2.   If yes, has the Policyowner signed the MEC Acknowledgment Form below?                                 [_] Yes [_] No
------------------------------------------------------------------------------------------------------------------------------------
  II.  COMPLETE FOR BUSINESS INSURANCE

  1.   Authorized officer signing the application
       Name__________________________________________________           Title___________________________________________________

  2.   Amount of business insurance already in force on Proposed Insured $______________________________________________________
  3.   Proposed Insured's total compensation from the business for each of the last two years.
       Year:_________   Compensation $_______________________           Year ____________   Compensation  $ ____________________
  4.   Total book value of business $ _______________________           5. Total market value of business $ ____________________
  6.   Year founded or incorporated__________________________           7. % of business owned by Proposed Insured______________ %
------------------------------------------------------------------------------------------------------------------------------------
  III. COMPLETE FOR ADVANCED SALES CASES

  1.   Does this insurance satisfy one of the estate and business needs listed below?   [_] Yes    [_] No
       If yes, check one need catagory and one sales concept, if applicable.
    1 [_] Estate Conservation                                                       5 [_] Non-Qualified Retirement Plan
      a [_] Irrevocable Trust Owned                                                   g [_] Salary Continuation
      b [_] Adult Children Owned                                                      h [_] True Deferral
    2 [_] Business Continuation                                                       i [_] Dealth Benefit Only
      c [_] Stock Redemption                                                          j [_] Severance Benefit
      d [_] Stock Purchase                                                          6 [_] Corporate Owned Insurance
    3 [_] Qualified Retirement Plan (Pension, Profit Sharing, 401(k), HR-10)          k [_] Endorsement Split Dollar
    4 [_] Individually Owned Insurance                                                l [_] Key Person
      e [_] Collateral Assignment Split Dollar                                        m [_] Business Loan
      f [_] Executive Bonus                                                         7 [_] Charitable Insurance
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                               AUTHORIZATION FOR AUTOMATIC DEDUCTION

    I authorize the Company to deduct the monthly premiums for the policy applied for on this application from the bank account listed below. I understand that the deduction will take place on or about the third Friday of each month.

 Transit Routing Number _____________________________________    PC Control Number (If an existing account) ____________________

 Bank Account Number ________________________________________    EFTS Transfer Code ____________________________________________

 Name(s) of Depositor(s) ____________________________________    Signature(s) of Depositor(s) __________________________________

                         ____________________________________                                 __________________________________

------------------------------------------------------------------------------------------------------------------------------------

[LOGO]

------------------------------------------------------------------------------------------------------------------------------------
                                                   SALES CREDIT FOR APPLICATION

     AGENCY NAME               ORD. CODE   CITY TAX  GA/MA INITIALS
  [__________________________]-[_][_][_]-[_][_][_][_]-[_][_][_]
     SALES/STAFF MGR. NAME          NUMBER 1         MARKETING REP. NAME  CONTRACT   MARKTG REP. #      MARKTG TERR. #       %
  [__________________________]-[_][_][_][_][_][_]-[_______________________]-[_][_]-[_][_][_][_][_][_]-[_][_][_][_][_][_]-[_][_][_]
     SALES/STAFF MGR. NAME          NUMBER 2         MARKETING REP. NAME  CONTRACT   MARKTG REP. #      MARKTG TERR. #       %
  [__________________________]-[_][_][_][_][_][_]-[_______________________]-[_][_]-[_][_][_][_][_][_]-[_][_][_][_][_][_]-[_][_][_]
     SALES/STAFF MGR. NAME          NUMBER 3         MARKETING REP. NAME  CONTRACT   MARKTG REP. #      MARKTG TERR. #       %
  [__________________________]-[_][_][_][_][_][_]-[_______________________]-[_][_]-[_][_][_][_][_][_]-[_][_][_][_][_][_]-[_][_][_]
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                              SUPPLEMENTARY UNDERWRITING INFORMATION

  1. Please provide the Proposed Insured's addresses for the last two years.

  Time at Residence          Street Address                                City/Town                        State       ZIP
  ______yrs. _____mos.       See Part A, Page 1
                             ---------------------------------------------------------------------------------------------------
  ______yrs. _____mos.       ___________________________________________________________________________________________________
  ______yrs. _____mos.       ___________________________________________________________________________________________________

  2. Please provide the Proposed Insured's employment details for the last two years.

  Time Employed              Employer Name                  Street Address            City/Town             State       ZIP
  ______yrs. _____mos.       ___________________________________________________________________________________________________
  ______yrs. _____mos.       ___________________________________________________________________________________________________
  ______yrs. _____mos.       ___________________________________________________________________________________________________

  3. Has Proposed Insured been known by any           [_]  Yes (what names)_________________________   [_]  No
     other names within the last ten years?

------------------------------------------------------------------------------------------------------------------------------------
                                                                      ---AGENT----------------------------------------------------
  From my knowledge and investigation, the proposed insured is of
  temperate habits and good moral character, and I know nothing         Is the insurance applied for intended  [_] Yes   [_] No
  affecting the insurability of the Proposed Insured not stated         to replace or change any life insurance
  hereon, and I recommend his/her acceptance without                    or annuity now in force on the Proposed Insured?
  qualification.                                                      ------------------------------------------------------------
  Proposed Insured interviewed by me on ___/___/___.                        This application and report have been reviewed by me,
                                                                            and I recommend risk.
  The Federal Fair Credit Reporting Act notice and the New York Fair
  Credit Reporting Act Notice has been delivered as required.            ________________________________________________________
                                                                            Producer
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                        REQUEST FOR AUTOMATIC DEDUCTION BILLING: PLEASE SEND COPY TO AUTOMATIC COLLECTIONS

  Please make sure that the Authorization for Automatic Deduction on Page 5 is completed and signed.

  Name of Insured________________________________________________      Policy Number____________________________________________

  1. All cases: please check one of a or b
     [_] a. This is a new Automatic Deduction account. Please attach either 1) a blank voided check; 2) a copy of the Payor's check for the initial premium; or 3) a copy of a cancelled check.

                                      Note: Do not send voided check until policy is issued.

     [_] b. This is an addition to an existing Automatic Deduction account, Control Number:_______________________________

  2. Please place policy on Automatic Deduction effective ________________/___________________.

  3. If you have other comments, please check here and use reverse side

  Agency Name____________________________________________       Ord Code______________________________________________

  Submitted by___________________________________________       Date__________________________________________________

------------------------------------------------------------------------------------------------------------------------------------

                                   Page 9 NY

[LOGO]

--------------------------------------------------------------------------------
NOTICE OF POTENTIAL INCOME TAX IMPLICATIONS FOR MODIFIED ENDOWMENT CONTRACTS
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Certain amendments made to the Internal Revenue Code by the Technical and
Micellaneous Revenue Act of 1988 (TAMRA) have changed the income taxation of cash withdrawn from certain affected life insurance policies called Modified Endowment Contracts, or MECs. Due to the amount of premium you plan to pay into this policy, you will be affected by this law.

It is important for you to understand that all distributions made from your policy as applied for, including policy loans, withdrawals, partial surrenders and certain dividends, will be considered to be a distribution of any gain. This means that if your policy is in a gain position when the withdrawal is made (i.e., the value of your policy exceeds the amount you've paid into it), you will owe ordinary income tax on the amount you withdraw. In addition, a 10% penalty tax is imposed by the IRS on any taxable distribution made prior to age 59 1/2, except on disability or if taken in the form of an annuity.

The insurance proceeds payable to your beneficiary upon the death of the Proposed Insured will continue to be income tax free under current legislation.

This notice is designed to inform you of the income taxation of life insurance based upon our understanding of the information currently available. It is not intended to provide you with legal advice, which neither John Hancock nor its Representatives can give. Therefore, if you have questions as to the applicability of any provision of the law, you should seek the advice of your own tax and legal counsel.

If you wish to modify your planned premium payments to avoid creating a Modified Endowment Contract, your Marketing Representative will assist you. Otherwise, please sign the Acknowledgment below.


                   Policyowner Acknowledgment and Signature

I have read the above Notice of Potential Income Tax Implications. I understand that my premium payments will cause the proposed policy to become a Modified Endowment. I also understand the potential income tax effects of a distribution from a Modified Endowment.

Policyowner Signature(s) _________________________________   Date ______________

                         _________________________________
                         sign here only if your Contract
                         will be a Modified Endowment

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               REQUEST FOR AUTOMATIC DEDUCTION PLAN (CONTINUED)

   Special Automatic Deduction Requests:









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  JOHN HANCOCK LIFE INSURANCE COMPANY

          Notice to Each Person Proposed for New or Changed Coverage

  As required by the Federal Fair Credit Reporting Act, we wish to advise that in connection with the insurance (or change in coverage) applied for, an investigative consumer report may be requested by the Company with respect to any person proposed for insurance or change in coverage. Such a report may contain information as to character, general reputation, personal characteristics and mode of living of such person, and is customarily obtained through personal interviews with neighbors, friends, or associates of the subject of the report. You have a right to make a written request for information as to the nature and scope of any such report under the Act by writing to us at:
                                  John Hancock
                                  Underwriting - Federal Fair Credit Control
                                  P.O. Box 111 John Hancock Place
                                  Boston, Massachusetts 02117

  For identification purposes, your request must include your full name, birthdate, address, and any applicable policy number.

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             RECEIPT AND CONDITIONAL TEMPORARY INSURANCE AGREEMENT

 . This Receipt and Conditional Temporary Insurance Agreement is governed by
   Agreement 4 of the application bearing the same number as this receipt.

 . There is a total temporary insurance coverage limit of $250,000 on all applications pending on each person proposed for insurance with John Hancock Life Insurance Company regardless of the number of applications, and the face amounts of the policies applied for.

   -----------------------------------------------------------------------------
   Proposed Insured _____________________    Application Number ________________

   Plan _________________________________    Date ______________________________

   Received from _________________________________ the sum of $ ________________
   paid with application to the Company with the same date and number as this receipt. This receipt is issued on the condition that any check, draft, or other order for the payment of money is good and can be collected.

      Please make all premium checks payable to the company under which your application is being made (John Hancock Life at John Hancock Place, Boston,
       MA. Do not make check payable to the agent or leave the payee blank.
   -----------------------------------------------------------------------------

Conditions of Temporary Insurance Coverage. 1)The amount received must be at least the Minimum Temporary Insurance Premium, 2) Parts A and B of the application and any required medical examinations and tests must be completed, and 3) The following questions are answered "NO".

      a. In the past two years, has any person proposed for insurance consulted a physician, been diagnosed with, or had treatment for heart disease, stroke, or cancer?_______
      b. Has any person proposed for insurance been hospitalized within the past 6 months or been advised by a physician that he or she needs hospitalization for any reason (other than for normal pregnancy)?______
      c. Within the past 5 years has any person received counseling or treatment regarding the use of alcohol, drugs, illegal drugs, or used any illegal drug or controlled substance?_______
      d. In the past 3 years has any person had a driving license suspended or revoked?______

Commencement of Temporary Insurance Coverage. If the above Conditions of Temporary Insurance Coverage are met, coverage in accordance with the terms and conditions of the policy applied for will take effect on the latest "Completion Date" of all persons proposed for insurance. Each person's "Completion Date" will be the date of completion of the latest of the Parts A and B of the application and any medical examinations and tests required by the Company's published initial underwriting requirements, according to the age and amount applied for.

Amount of Temporary Insurance Coverage. The amount of Coverage will be the lesser of: 1) the amount applied for on each person excluding the amount payable under Option 1 of the Paid Up Insurance Rider, if applied for, unless the amount received with the application is equal to or greater than (i) the Minimum Temporary Insurance Premium plus (ii) the Lump Sum Payment shown on Page 2 (Traditional/ Term) in Box 1; and 2) $250,000. However, the amount of coverage will never exceed $250,000 less the total of all amounts payable under all conditional temporary insurance agreements issued by John Hancock Life Insurance Company in connection with any insurance application pending on the Proposed Insured as of the date of this Receipt and Conditional Temporary Insurance Agreement. No benefit will be paid under this Agreement if the Proposed Insured's death results, directly or indirectly, or wholly or partially, from intentionally self-inflicted injury while sane, or self-inflicted injury while insane.

                            (continued on reverse)

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                                   Page 11 NY
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                    DETACH THIS SECTION AND GIVE TO CLIENT
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Information obtained about your insurability will be treated as confidential.
The Company may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information it may have in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with procedures similar to those set forth in the Federal Fair Credit Reporting Act.

The address of the Bureau's information office is:   Medical Information Bureau
                                                     Post Office Box 105, Essex
                                                     Station Boston,
                                                     Massachusetts 02112
                                                     Telephone (617) 426-3660

The Company may also release limited information in its file to other properly authorized life insurance companies to which you may apply for life or health insurance, or to which a claim for benefits may be submitted.

Information may be released to proper regulatory agencies on request and to insurance companies in connection with reinsurance.

Underwriting actions are not reported to the Bureau, nor is the Company informed through the Bureau of the underwriting actions of other companies to whom you may have applied for life or health insurance.
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 Receipt and Conditional Temporary Insurance Agreement (continued)


 Termination of Temporary Insurance Coverage. The conditional temporary insurance coverage provided by this Agreement will end on the earliest of:

    1) The commencement of coverage under the policy issued on the basis of the application.
    2) The date the Applicant refuses to accept the policy as offered for delivery.
    3) The date the application is declined or deemed declined. (Policy is deemed declined if not approved within 60 days of the latest Completion Date.) Notice of any such declination will be furnished.

 If termination occurs under 2) or 3) above, the amount paid will be returned on surrender of this Receipt. In no event will coverage be in effect under both this Conditional Temporary Insurance Agreement and any policy issued on the basis of the application, and any amendment thereto, with the same date and number as this Receipt and Conditional Temporary Insurance Agreement.

 Commencement of Coverage Under the Policy. Coverage under any policy issued on the basis of the application will replace the coverage provided by this Agreement as of the policy Date of Issue but only if:

    1) The policy is delivered to and accepted by the Applicant while all persons proposed for insurance are living and within 60 days of the latest "Completion Date," and
    2) The balance of any premium required for the policy as delivered is paid while all persons proposed for insurance are living and within 60 days after the latest "Completion Date".

 Minimum Temporary Insurance Premium. The Minimum Temporary Insurance Premium is one month's proportionate part of the premium according to the Company's published rates for the policy and premium interval applied for.

            John Hancock Life Insurance Company





___________________________________        _____________________________________
PROPOSED INSURED            DATE           MARKETING REPRESENTITIVE       DATE
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    (To be used in event of refund of payment)

    Received of the John Hancock Life Insurance Company Boston, Massachusetts, the sum of $______________________________. The amount mentioned in the receipt on the reverse side hereof.

    Date__________________________, __________
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                                   Page 12 NY